                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Allis-Chalmers Energy Inc. (the "Company"), for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.



DATE: AUGUST 17, 2005     BY: /S/ MUNAWAR H. HIDAYATALLAH
                              ----------------------------------
                              MUNAWAR H. HIDAYATALLAH
                              CHIEF EXECUTIVE OFFICER


DATE: AUGUST 17, 2005     BY: /S/ VICTOR M. PEREZ
                              ----------------------------------
                              VICTOR M. PEREZ
                              CHIEF FINANCIAL OFFICER



                                       9